UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2007

TECH LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000-27592	22-1436279
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1818 North Farwell Avenue, Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip Code)

Copies to:
Thomas A. Rose, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On June 13, 2007, Tech Laboratories, Inc. dismissed Demetrius & Company, L.L.C. as its independent registered public accounting firm. Effective June 13, 2007, we engaged Kingery & Crouse PA as our new independent registered public accounting firm. Our board of directors has approved the dismissal of Demetrius & Company, L.L.C and the appointment of Kingery & Crouse PA as our new independent registered public accounting firm.

From the date of Demetrius & Company, L.L.C.'s appointment through the date of their dismissal on June 13, 2007, there were no disagreements between our company and Demetrius & Company, L.L.C. on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Demetrius & Company, L.L.C. would have caused Demetrius & Company, L.L.C. to make reference to the matter in its reports on our financial statements. The reports prepared by Demetrius & Company, L.L.C. on the company’s financial statements for the years ended December 31, 2006 and 2005, contained neither an adverse opinion nor a disclaimer of opinion; however, such reports contained a qualifying paragraph setting forth that there was substantial doubt as to our ability to continue as a going concern.

Prior to engaging Kingery & Crouse PA, we did not consult Kingery & Crouse PA regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided by Kingery & Crouse PA that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Kingery & Crouse PA, Kingery & Crouse PA has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Demetrius & Company, L.L.C. to Kingery & Crouse PA.

We provided Demetrius & Company, L.L.C. with a copy of this Current Report on Form 8-K on June 18, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Demetrius & Company, L.L.C., dated June 18, 2007, is attached to this Form 8-K as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Demetrius & Company, L.L.C., dated June 18, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECH LABORATORIES, INC.

Dated: June 19, 2007	By:	/s/ John King
Name: John King
Title: Chief Executive Officer

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